UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : March 6, 2007
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
Registrant’s telephone number, including area code: 713-796-8822

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On March 7, 2007, Encysive Pharmaceuticals Inc. (“Encysive” or the “Company”) issued a press release announcing that the Australian Therapeutic Goods Administration (“TGA”) has granted marketing approval for THELIN® (sitaxentan sodium) 100 mg tablets as a once daily oral treatment for patients with pulmonary arterial hypertension (“PAH”). “Sitaxentan” sodium is the Australian Approved Name for the Company’s sitaxsentan sodium. A copy of the press release is attached hereto as Exhibit 99.1.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are estimates concerning the PAH patient population; decisions by regulatory authorities regarding whether and when to approve our drug applications for THELIN® (sitaxentan sodium), and their decisions regarding labeling and other matters that could affect the availability and commercial potential of THELIN; market acceptance of THELIN in Australia and the actual rate of acceptance; the speed with which pricing and reimbursement approval, and product launch for THELIN may be achieved within Australia; competitive product developments in the PAH disease market that may affect THELIN; Encysive’s ability to protect its patents and other intellectual property for THELIN; as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.

Item 8.01	Other Events.
     On March 6, 2007, the TGA granted marketing approval for THELIN® (sitaxentan sodium) 100 mg tablets as a once daily oral treatment for patients with PAH. “Sitaxentan” sodium is the Australian Approved Name for the Company’s sitaxsentan sodium.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1     Press Release dated March 7, 2007.
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: March 7, 2007	/s/ Gordon H. Busenbark
Gordon H. Busenbark
Chief Financial Officer

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